                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)       Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transactions:

         -----------------------------------------------------------------------

5)       Total fee paid:

         -----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  --------------------------------------------------------------

         2)       Form, schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed.

                  --------------------------------------------------------------

Digital Descriptor Systems, Inc.
446 Lincoln Highway
Fairless Hills, PA  19030

June 21, 2001

Dear Digital Descriptor Systems, Inc. Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Digital Descriptor Systems, Inc., a Delaware Corporation ("DDSI") to be held on July 26, 2001 at 1:00 P.M., local time, at DDSI Headquarters, 446 Lincoln Highway, Fairless Hills, Pennsylvania 19030.

At the Annual Meeting, the Stockholders will vote upon the following:

         o        The election of five directors.
         o To approve and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock.
         o To approve the increase of the number of shares in the Digital Descriptor Systems, Inc. Employee Stock Option Plan to 5,000,000 shares.
         o To approve the appointment of Ernst & Young, LLP as auditors for Digital Descriptor Systems, Inc.

Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

I hope you will be able to attend the Annual Meeting and look forward to seeing you on July 26, 2001.

Very truly yours,


Garrett U. Cohn
Chairman of the Board and
Chief Executive Officer

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                               446 LINCOLN HIGHWAY
                            FAIRLESS HILLS, PA 19030

                      -----------------------------------

                            NOTICE OF ANNUAL MEETING

                                  June 21, 2001

                      -----------------------------------


         The Annual Meeting of Stockholders of Digital Descriptor Systems, Inc. will be held at DDSI Headquarters, 446 Lincoln Highway, Fairless Hills, Pennsylvania on July 26, 2001 at 1:00 p.m., local time, for the following purposes:

         1. To elect five directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected; and

         2. To approve the action the Board has requested of increasing the stock authorized to one hundred fifty million (150,000,000) shares.

         3. To approve the increase of the number of shares in the Digital Descriptor Systems, Inc. Employee Stock Option Plan to 5,000,000 shares.

         4. To approve the appointment of Ernst & Young, LLP as auditors for Digital Descriptor Systems, Inc.

         5. To transact such other business as may properly come before the Annual Meeting of Stockholders.

         Holders of record of common stock at the close of business on May 31, 2001 are the only stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.




                                                     Michael J. Pellegrino
                                                     Secretary

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                               446 LINCOLN HIGHWAY
                            FAIRLESS HILLS, PA 19030


                      -----------------------------------

                                 PROXY STATEMENT


                      -----------------------------------


                                                                   June 21, 2001

         This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation by the Board of Directors of Digital Descriptor Systems, Inc. (the "Company") of proxies to be voted at the 2001 Annual Meeting of Stockholders (the "Meeting"). The approximate mailing date of this Proxy Statement is June 21, 2001. A Proxy may be revoked at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any proxy previously given.

         When you sign and return the enclosed Proxy the shares represented thereby will be voted for the nominees for director listed in the proxy card, unless otherwise indicated on the Proxy. The enclosed Proxy also permits you to withhold authority for one or more nominees.

                                VOTING SECURITIES

         All holders of record of the Company's Common Stock at the close of business on May 31, 2001 are entitled to vote at the Meeting. On that date, 21,279,612 shares of Common Stock were issued and outstanding. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, for the election of the persons nominated to serve as directors and in accordance with the recommendations of the Board of Directors on any other matter brought before the meeting.

Voting of Proxies

         When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

                  "FOR" the election of the five nominees for director named on the proxy card;

                  "FOR" the approval to increase the stock authorized from fifty million (50,000) to one hundred fifty million (150,000,000) shares.

                  "FOR" the approval to increase of the number of shares in the Digital Descriptor Systems, Inc. Employee Stock Option Plan from 300,000 to 5,000,000 shares.

                  "FOR" the approval to appoint Ernst & Young, LLP as auditors for Digital Descriptor Systems, Inc.


         You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any proxy previously given.

         Directors will be elected at the Meeting by a majority of the votes cast at the meeting by the holders of shares represented in person or by proxy. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

         The cost of all solicitation will be borne by the Company.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

         The Board of Directors is composed of five members. The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. Each director is elected to hold office until the next annual meeting of stockholders or until a director's successor is elected and qualified or until a director's death, resignation or removal.

         The following summary information sets forth information concerning the Company's directors and nominees:

         Garrett U. Cohn has been President, Chief Executive Officer, Treasurer and a Director of the Company since July 1994. Garrett Cohn graduated from the University of Iowa, Iowa City, Iowa in 1961. His degrees were in Philosophy with a minor in Business. He went into the merchandise promotion business and designed many national programs for Playboy, Shell Oil Company, Standard Oil Company, American Express, Polaroid Corporation, Fingerhut Manufacturing and many other clients. He was awarded national recognition by developing the largest selling single piece of promotional luggage during the years 1983 to 1986 and was featured in Money Magazine. Following his successful direct merchandising activities, he became President of Rockford Tool Company, Hillside, Illinois which he rescued from bankruptcy and later sold to an investment group. He then returned to his family's business and developed the computer imaging ability into a national video imaging division of ASI Computers called Compu-Color Inc. In 1995, a public Company named Digital Descriptors Systems Inc. was formed.

         Myrna L. Marks-Cohn, Ph.D. has been President of Cohn Management Systems, Inc. since 1986. Cohn Management Systems, Inc. is a consulting Company wholly owned by Dr. Marks-Cohn that specializes in the management of organizational transition and change in mid-sized corporations. Dr. Marks-Cohn is the sole employee and in 1997 performed consulting services on behalf of the Company. Prior to organizing Cohn Management Systems, Inc., Dr. Marks-Cohn was a management consultant for various companies and was a professor a Loyola University, Chicago, IL. Dr. Marks-Cohn has been a Director of the Company since August, 1994.

         Charles S. Saphos is an attorney from Atlanta, Georgia. He presently handles litigation in local, federal and international jurisdictions. Prior experience includes Chief Counsel, Interpol-USNCB and Chief Narcotic and Dangerous Drug Section Criminal Division of the U.S. Department of Justice. He has received numerous Department of Justice special Achievement Awards. He received his undergraduate degree from University of Maryland, with an M.S. from the University of Southern California. He received his Juris Doctorate from Emory University.

         John J. Boyle is currently a principle in a privately held company known as BMMD. He retired after completing 15 years with IBM working in a wide variety of Public Safety Marketing engagements for the IBM Client Server Group as a Public Safety Consultant and Customer Solution Executive. Prior to joining IBM, he was employed by the Greenburgh Police Department, New York for 20 years. He was a FBI National Academy Graduate 129th Session.

         Robert Gowell is a retired Deputy U.S. Marshal who has worked out of the New York and Pennsylvania offices. He earned his B.S. in Management and Finance from the City University of New York. He is currently working on his MBA at Kutztown University

                             DIRECTORS' COMPENSATION

Each director will receive $1,000 per (face-to-face or telephonic) meeting. A director will also receive 1,000 shares of DDSI stock vested immediately at the beginning of each year of service, and 50,000 options.



                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

There were three Board of Directors meetings held in year 2000. The directors had the option to attend via conference call. All directors attended the meetings.

                                BOARD COMMITTEES

The Board of Directors has established three committees: the Compensation Committee, the Stock Option Committee and the Audit Committee, each of which is briefly described below. The Board of Directors has no other committees.

Compensation Committee

         The Compensation Committee reviews and approves the Company's compensation philosophy and programs covering executive officers and key management employees. The Committee also determines compensation of officers and senior employees of the Company, other than the President and makes recommendations to the Board of Directors concerning the compensation of the President of the Company. The Compensation Committee also determines any grants of stock or stock options under the Consultants and Advisors Plan to non-employee consultants and advisors. The Compensation Committee did not meet in 2000.

Stock Option Committee

         The Stock Option Committee reviews and approves the Company's stock option and stock purchase plans covering employees, including the implementation of new plans if desirable. The Committee also determines grants of stock options under the 1994 Stock Option Plan and the terms of stock options granted, including number of shares covered by an option, the date of grant and the fixing of the exercise price. The Stock Option Committee met once in 2000.

Audit Committee

         The Audit Committee meets with management to review the scope and results of audits performed by the Company's independent accountants. The Committee also meets with the independent auditors and with appropriate Company financial personnel about internal controls and financial reporting. The Committee is the agent of the Board of Directors in assuring the adequacy of the Company's financial, accounting and reporting control processes. The Committee is also responsible for recommending to the Board of Directors the appointment of the Company's independent accountants. The Audit Committee did not meet in 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During April 1996, the Company loaned Mr. Cohn $125,000. Interest is accrued on this amount at one point over prime and was payable together with the principal on August 13, 1999. Accrued interest on this loan was $40,525 at December 31, 2000. Subsequently, the Company's Board of Directors agreed to extend the maturity date of this note indefinitely. The note continues to accrue interest.

         The Company's Audit Committee currently consists of Myrna Marks-Cohn, Ph.D., who is not an outside director. The Company is actively pursuing the appointment of new outside directors who will function as members of the Audit Committee, as well as the Compensation Committee and the Stock Option Committee.

         The Company's Board will follow the advice of the Audit Committee on transactions that could have the potential appearance of not being at arms length transaction.


Compensation of Directors and Executive Officers

         The following table summarizes the compensation earned and paid by the Company to each Officer and to all Executive Officers as a group for services rendered in all capacities during the year ended December 31, 2000:

                           Summary Compensation Table

                                                                       Long Term Compensation

                         Annual Compensation                                   Awards                   Payouts__________
   (a)                  (b)   (c)           (d)           (e)            (f)          (g)                (h)              (i)
Name                                                      Other                       Securities                          All
and                                                       Annual        Restricted    Underlying                          Other
Principal                                                 Compen        Stock         Options/          LTIP              Compen
Position Year                 Salary        Bonus         sation($)     Award($)      Sar (#)           Payouts($)        sation ($)
------------------------------------------------------------------------------------------------------------------------------------
Garrett Cohn
President/CEO           2000  $160,000        0           $0             0                  0             0                   0
Secretary               2000         0        0            0             0                  0             0                   0
Michael Ott,
V.P/ Director           2000   110,000        0            0             0                  0             0                   0
Michael J.              2000   110,000        0            0             0                  0             0                   0
   . Pellegrino
V.P./Director
 Randy Hall             2000    75,000        0            0             0                  0             0                   0
V.P.
Total:                        $455,000       $0           $0            $0                  0            $0                  $0
All Executive Officers
As a Group                    $455,000       $0           $0            $0                  0            $0                  $0


Options/Sar Grants in Last Fiscal Year


                                Number of      % of Total
                                Securities     Options/SARS
                                Underlying     Granted to
                                Options/SARS   Employees in     Exercise          Expiration
     Name                       Granted        Fiscal Year      Price ($/Sh)      Date
     ----                       -------        -----------      ------------      ----
Garrett U. Cohn, CEO            350,000          41.52%          $0.10            12/15/10
Michael J. Pellegrino, CFO      150,000          17.79%           0.10            12/15/10
Randy Hall, VP Operations       150,000          17.79%           0.10            12/15/10


Aggregated Option/Sar Exercises

         None exercised

         Directors who are officers or employees of the Company receive no additional compensation for their services as members of the Board of Directors. Directors who are not officers or employees of the Company will receive a remuneration of $1,000 per meeting for acting as a director, plus reimbursement for expenses in attending directors meetings where applicable. Under the 1996 Director Option Plan, if approved by the stockholders, each director who is not an officer or employee of the Company automatically receives a grant of an option to purchase 50,000 shares of the Company's common stock effective as of the date such person becomes a director and thereafter a grant of an option to purchase 1,000 shares of the Company's common stock on the date of each of the Company's regular annual meeting if he or she has served on the Board of directors for at least six months.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth current information relating to the beneficial ownership of the Common Stock of the Company by (i) each person owning beneficially more than 5 percent of the outstanding shares of Common Stock, (ii) each Director of the Company and (iii) all Executive Officers and directors of the Company as a group: Percentage of beneficial ownership is based upon 20,011,612 shares of common stock outstanding at December 31, 2000.

                                           Beneficial Ownership
Name and Address                           of Common Stock
Of Beneficial Owner                        No. of Shares (3)
-------------------                        ------------------

Garrett U. Cohn
249 Willow Parkway
Buffalo Grove, IL 60089                     1,862,000 (1)      9.3%

Michael Pellegrino
33 Maple Lane
Brielle, NJ 08730                             335,000          1.7%


Michael Ott*
26415 212th Avenue
Delhi, IA 52223                               215,000          1.0 %

Randolph Hall
505 Northridge Rd.
Collegeville, PA 19426                        313,000          1.6%

Myrna Marks-Cohn Ph.D.
249 Willow Parkway
Buffalo Grove, IL  60089                       15,000           .7%

Norman Cohn
200 Pine Tree Road
Radnor, PA 19087                              940,000          4.7%

All Officers & Directors
As a Group                                  3,680,000(2)      13.2%


*Was a Director at December 31, 2000.

(1) Garrett U. Cohn owns 142,000 shares of stock. In addition, Mr. Cohn has the right to vote 940,000 shares of stock held of record by Norman Cohn pursuant to a Voting Trust Agreement described below, and, as a result of such voting rights, such shares are included in the shares shown as beneficially owned by Garrett U. Cohn.

(2) Of the total Officers and Director's shares, 53,000 shares are options which are 10 year options with a three-year vesting period, vesting 1/3 each year with a strike price of thirty-three cents ($0.33). Also included is a ten-year option for 15,000 shares that vest over four years at a strike price of three dollars and eighty-one cents ($3.81). Additionally, there are 110,000 options, which are 10-year options that vest over 4 years a strike price of $3.30. The remaining 1,480,000 options are 10-year options that are fully vested at varying strike prices.

(3) Includes all options, which are exercisable within the next sixty (60) days.

Under the terms of the Voting Trust Agreement dated April 19, 1995, between Norman Cohn and Garrett U. Cohn, as Trustee, Norman Cohn has transferred to the trust 940,000 shares of Common Stock of the Company, representing all of the shares of Common Stock owned by him. Under the terms of the Voting Trust Agreement, Garrett U. Cohn, as the Trustee, has the right to vote the stock in the Voting Trust, except as to certain actions, including, but not limited to, any amendment to the certification of incorporation of the Company, merger or sale of substantially all of the assets of the Company or any action which will cause a dilution in the outstanding shares of Common Stock. The term of the Voting Trust is 10 years and shall terminate in April 2005.

There are no arrangements known to the Company that at a later date may result in a change in control of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Accountants

         Ernst and Young, LLP have been the independent public accountants of the Company for the year ending December 31, 2000 to examine the Company's financial statements and have been selected to be the independent public account for the year ending December 31, 2001. One or more members of Ernst & Young are expected to be present at the Annual Meeting, to respond to questions and to make a statement if they desire to do so.

                                  PROPOSAL TWO
            DIRECTORS' PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF
                   COMMON STOCK FROM 50,000,000 TO 150,000,000
                           (Item 2 on the Proxy Card)

         At the Annual Meeting, shareholders will be asked to approve and Consent to amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000 shares.

         The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available to facilitate the current raising of additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, for a possible acquisition of another company or its business or assets, or to seek to establish a strategic relationship with a corporate partner. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

                                 PROPOSAL THREE
             DIRECTORS' PROPOSAL TO INCREASE THE NUMBER OF SHARES IN
              THE DIGITAL DESCRIPTOR SYSTEMS, INC. EMPLOYEE STOCK
                        OPTION PLAN TO 5,000,000 SHARES.
                           (Item 3 on the Proxy Card)


         On March 20, 1997, the Board of Directors of the Company adopted the Restated 1994 Stock Option Plan for the Company. Under the Restated Plan, the Option Committee of the Board of Directors (a committee which consists of a minimum of two members of the Board of Directors, none of whom may be an employee of the Company) in its discretion may grant stock options to purchase common stock of the Company (either incentive or non-qualified stock options) and stock appreciation rights ("SARs") to officers and employees, including directors who are employees, of the Company. Subject to certain limitations set forth in the Restated Plan, the Option Committee has discretion to determine the terms and conditions upon which the options may be exercised.

         The Directors are proposing to increase the number of shares of common stock from 300,000 to 5,000,000 for the grant of options under the Restated Plan, subject to anti-dilution provisions.

Summary of Plan Provisions

         The following is a summary of the terms of the Restated Plan. This summary is qualified in its entirety by reference to the full text of the Restated Plan.

         Employees of the Company or any subsidiary of the company who are executive, administrative, professional or technical personnel with responsibilities affecting the management, direction, development and financial success of the Company or its subsidiaries are eligible to participate in the Restated Plan. As of the date of this Proxy Statement there are 12 employees eligible to participate in the Restated Plan.

         Under the Existing Plan non-employee directors were also eligible as participants to receive automatic grants of stock options. The provisions for automatic grants of options to non-employee directors has been removed from the Restated Plan. Directors will be entitled to receive options under the 1996 Directors Option Plan, if the Plan is approved by stockholders.

         Subject to certain limitations in the Restated Plan, the Option Committee under the Restated Plan has the discretion from time to time to grant incentive stock options, non-qualified options, stock appreciation rights ("SARs"), either individually or in combination.

         Stock options under the Plan give the optionee the right to purchase a number of shares of the Company's common stock at future dates within ten years of the date of grant. The exercise price may be the fair market value of the stock on the date of grant or such other price as the committee may determine, but with respect to incentive stock options, not less than 100% of such fair market value or, if granted to an individual who owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, 110% of fair market value. The purchase price to be paid upon exercise of the option may be paid in the committee's discretion: (i) in cash or by certified check; (ii) by delivery of shares of the Company's common stock or by authorizing the Company to retain shares of the Company's common stock which would be issuable on exercise of the option or by certifying shares of common stock for later delivery with a fair market value at the time of exercise equal to the total option price; (iii) by delivery of a note; (iv) by extension of credit by a broker-dealer; or (v) in the discretion of the committee, by a combination of the methods described above. The fair market value of shares of common stock on a particular date is defined as (i) the closing price of the common stock as quoted on an established stock exchange or a national market system as quoted on that date, (ii) a mean between the highest and lowest bid and asked price per share of the common stock on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") or as regularly quoted by a recognized securities dealer for the last trading day before such date or (iii) in the absence of a reliable market, by a formula fixed by the Board of Directors.

         The Option Committee may grant SARs in conjunction with all or part of any stock option granted under the Restated Plan and the exercise of such an SAR shall require the cancellation of a corresponding portion of the stock option (and the exercise of a stock option shall result in a corresponding cancellation of the SAR). In the case of a stock option other than an incentive stock option, such SARs may be granted either at or after the time of grant of such stock option. In the case of an incentive stock option, such SARs may be granted only at the time of grant of such stock option. An SAR may also be granted on a stand alone basis.

         The term of an SAR shall be established by the Option Committee. If granted in conjunction with a stock option, the SAR shall have a term which is the same as the period for the stock option and shall be exercisable only at such time or times and to the extent the related stock options would be exercisable. An SAR which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent determined by the Option Committee.

         Upon the exercise of an SAR, an employee shall be entitled to receive an amount in cash, shares of common stock or both as determined by the Option Committee equal in value to the excess of the fair market value per share of the common stock over the exercise price per share of common stock subject to the option multiplied by the number of shares of common stock in respect of which the SAR is exercised. In the case of an SAR granted on a stand-alone basis, the Option Committee shall specify the value to be used.

         The Option Committee has the right to amend any provision of an option or SAR at any time after issuance; provided, however, no amendment may be made to increase the exercise price, extend the date on which such option or SAR or any installment thereof shall become exercisable or shorten the term of the option or SAR without the consent of the holder.

         The Plan permits an optionee to exercise any outstanding option or SAR during the three months after termination of employment, unless the optionee's employment is terminated for cause (as determined by the committee) or is terminated without the consent of the Company. A holders legal representatives have twelve months after the holders death to exercise an outstanding option or SAR. In either instance, such option or SAR may be exercised only to the extent that the option or SAR was exercisable on the date of termination and only prior to the time the option or SAR expires. If the holder terminates employment due to retirement, the exercise period of an outstanding option or SAR which is exercisable on the retirement date shall continue for a period of sixty months after such termination or the remainder of the option period, whichever is less. The Company may in its discretion cause an option to be forfeited if, at any time more than three months after termination of employment due to retirement, the holder engages in detrimental activity, as defined in the Plan.

         The Board is authorized to amend or terminate the Plan. Stockholder approval will be required for a Plan amendment only if and to the extent such approval is required (i) to maintain compliance of the Plan with Rule 16b-3 under the Securities and Exchange Act of 1934; or (ii) by Section 422 of the United States Internal Revenue Code, as amended (the "Code"). If not sooner terminated, the Restated Plan will terminate on, and no options or SARs will be granted after, June 30, 2004.

Federal Income Tax Consequences

         The following summary is limited to United States federal income tax laws, as in effect on the date of this Proxy Statement, applicable to persons who are both citizens and residents of the United States. This summary does not purport to cover any foreign, state or local taxes.

         Some of the options issued under the Plan are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code, while other options granted under the Plan are non-qualified stock options. The Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of purchase is an item of tax preference which may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise) any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. Under rules applicable to U.S. corporations, no deduction is available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires), whereas, upon exercise of an non-qualified stock option, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee.

         Except with respect to death, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee's termination of employment due to retirement cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead. An optionee who retires from employment and exercises an incentive stock option during the three months following his or her termination should qualify to receive incentive stock option tax treatment for that option.

         SARs are taxed as compensation to the employee upon the exercise of the SARs. The employee will recognize ordinary taxable income in the amount received upon the exercise of an SAR. Generally, the employer corporation will realize a deduction for compensation paid upon the exercise of an SAR.

                                  PROPOSAL FOUR
              THE APPOINTMENT OF ERNST & YOUNG, LLP AS AUDITORS FOR
                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                           (Item 4 on the Proxy Card)


         The Board of Directors of the Company has selected Ernst & Young LLP to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2001. Ernst & Young LLP has served in this capacity since October 8, 1999. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be available to respond to appropriate questions of stockholders and to make a statement if they desire.

         The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of Ernst & Young LLP.

         The Board of Directors is submitting the approval of Ernst & Young LLP to stockholders as a matter of good corporate practice, although it is not required to do so. Should the stockholders fail to provide such ratification, the Board of directors will reconsider its approval of Ernst & Young LLP as the Company's independent public accountants for the year ended December 31, 2001. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the fiscal year if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

Audit Fees

         The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 were $68,000.

Financial Information Systems Design and Implementation Fees

         The Company did not engage Ernst & Young LLP to provided professional services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

         The aggregate fees billed for services rendered by Ernst & Young LLP, other than for services covered by the preceding two paragraphs, totaled $162,350 for the fiscal year ended December 31, 2000.

         The Audit Committee has considered and determined that the services provided by Ernst & Young LLP are compatible with Ernst & Young LLP maintaining its independence.

                                  OTHER MATTERS

         The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Special Meeting.

Submission of 2001 Stockholder Proposals

         Proposals of stockholders that are intended to be presented at the annual meeting in 2002 must be received by the Secretary of Digital Descriptor Systems, Inc., 446 Lincoln Highway, Fairless Hills, Pennsylvania 19030, not later than December 31, 2001 to be considered for inclusion in the Company's 2002 Proxy material.

         A copy of the Company's Form 10-KSB may be obtained by written request from Michael Pellegrino, Vice President, Finance, at the Company, 446 Lincoln Highway, Fairless Hills, Pennsylvania 19030.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                            By order of the Directors



                                            Michael J. Pellegrino
                                            Secretary

Dated:  June 21, 2001

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
    Proxy for the Annual Meeting of Stockholders to be held on July 26, 2001
           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Owen Naccarato, Esq., attorney with full power of substitution, to vote as directed below all shares of Common Stock of Digital Descriptor Systems, Inc. (the "Company"), registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of the Company, 446 Lincoln Highway, Fairless Hills, Pennsylvania, on Thursday, July 26, 2001 at 1:00 PM local time, and at any adjournment or postponement thereof (the "Meeting").

1. TO ELECT FIVE DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED
    ( ) FOR all nominees listed below (except as marked to the contrary) ( ) WITHHOLD AUTHORITY to vote for all nominees listed below
    INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through than nominee's name. Garrett U. Cohn Myrna L. Marks-Cohn Charles S. Saphos John J. Boyle Robert Gowell

2. THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 150,000,000.
        (   ) FOR             (   )  AGAINST             (   ) ABSTAIN

3. TO APPROVE THE INCREASE OF THE NUMBER OF SHARES IN THE DIGITAL DESCRIPTOR SYSTEMS, INC. EMPLOYEE STOCK OPTION PLAN TO 5,000,000 SHARES.
       (   ) FOR              (   )  AGAINST             (   ) ABSTAIN

4. TO APPROVE THE APPOINTMENT OF ERNST & YOUNG, LLP AS AUDITORS FOR DIGITAL DESCRIPTOR SYSTEMS, INC.
      (   ) FOR               (   )  AGAINST             (   ) ABSTAIN

5. AS SUCH PROXIES MAY IN THEIR DISCRETION DETERMINE IN RESPECT OF ANY OTHER BUSINESS PROPERLY TO COME BEFORE THE MEETING (THE BOARD OF DIRECTORS KNOWING OF NO SUCH OTHER BUSINESS). THE DIRECTORS RECOMMEND A VOTE FOR ITEMS 1 THROUGH 4.

UNLESS THE UNDERSIGNED DIRECTS OTHERWISE THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 5 AS PROPOSED.

                         PLEASE SIGN, DATE, AND RETURN IN THE ENVELOPE PROVIDED.

                         DATED _________________________, 2001

                         Signature:_____________________________________________

                         Signature:_____________________________________________

                         Please sign in the same form as your name or names appear hereon. For joint accounts, Both owners must sign. Executors and other fiduciaries should indicate their title. If Signed on behalf of a corporation, give the title of the officer signing.